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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 January 6, 2000


                            THE ACKERLEY GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



             1-10321                                 91-1043807
     ----------------------                   -----------------------
    (Commission File Number)               IRS Employer Identification No.


                          1301 Fifth Avenue, Suite 4000
                            Seattle, Washington 98101
               (Address of principal executive offices) (zip code)



       Registrant's telephone number, including area code: (206) 624-2888





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)    Financial Statements of Businesses Acquired.

               Not applicable.

        (b)    Pro forma financial information.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL INFORMATION

        On January 5, 2000, we sold substantially all of the assets of our outdoor advertising operations serving the Miami-Fort Lauderdale and West Palm Beach-Fort Pierce, Florida markets ("Florida") to Eller Media Company, a subsidiary of Clear Channel Communications, Inc., for approximately $300.0 million in cash, plus the assumption of certain liabilities.

        The following unaudited pro forma condensed consolidated financial information reflects the Florida sale, as well as the following prior transactions:

    - On June 30, 1998, we sold substantially all of the assets of our wholly-owned subsidiary, Ackerley Airport Advertising, Inc. ("Airport). The sale price consisted of a base cash price of $40.0 million, paid on the closing date of the transaction, and an additional cash payment of approximately $2.8 million, of which $1.2 million was paid in December 1998 and the remainder was paid in January 1999. The pre-tax gain recognized from this transaction was approximately $33.5 million in 1998 and approximately $1.6 million in 1999.

    - On April 12, 1999, we purchased substantially all of the assets of WOKR(TV), the ABC affiliate licensed to Rochester, New York, for approximately $128.2 million. In September 1998, we paid $12.5 million of the purchase price into an escrow account, with the balance paid at closing. We recorded net assets with estimated fair values aggregating $10.3 million and goodwill of $117.9 million in connection with this transaction.

        The following unaudited pro forma condensed consolidated financial information consists of an unaudited pro forma condensed consolidated balance sheet as of September 30, 1999, and unaudited pro forma condensed consolidated statements of operations for the nine-month period ended September 30, 1999 and year ended December 31, 1998 and related notes (collectively, the "Unaudited Pro Forma Condensed Consolidated Financial Statements"). The pro forma condensed consolidated balance sheet has been prepared assuming the acquisition of WOKR(TV) and disposition of Florida occurred on September 30, 1999 and the pro forma condensed consolidated statements of operations have been prepared assuming the acquisition of WOKR(TV) and the sale of Airport and Florida occurred on the first day of each period. The Unaudited Pro Forma Condensed Consolidated Financial Statements are subject to a number of estimates, assumptions and uncertainties and do not purport to reflect the financial condition or results of operations that would have existed or occurred had such transactions taken place on the dates indicated, nor do they purport to reflect the financial condition or results of operations that will exist or occur in the future. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical financial statements and notes thereto of The Ackerley Group.


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

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET
                   NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1999





                                              HISTORICAL    HISTORICAL       PRO FORMA            PRO FORMA
                                            ACKERLEY GROUP   FLORIDA        ADJUSTMENTS         ACKERLEY GROUP
                                            --------------   -------        -----------         --------------
                                                                  (IN THOUSANDS)
           ASSETS
Current assets ..........................      $ 86,934      $ 11,877      $       124,242 (b)     $199,299
Property and equipment, net .............       138,504        16,270                   --          122,234
Intangibles, net ........................       248,272         1,629                1,629 (a)      248,272
Other assets ............................        38,897            93                   93 (a)       38,897
                                               --------      --------      ---------------         --------
    Total assets ........................      $512,607      $ 29,869      $       125,964         $608,702
                                               ========      ========      ===============         ========

 LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities .....................      $ 72,036      $  1,061      $           950         $ 71,925
Long-term debt, net of
  current portion .......................       394,515            --             (181,000)(b)      213,515
Other long-term liabilities .............        17,542            --                                17,542
Stockholders' deficiency ................        28,514        28,808              306,014 (a)      305,720
                                               --------      --------      ---------------         --------
    Total liabilities and
      stockholders' deficiency ..........      $512,607      $ 29,869      $        62,561         $608,702
                                               ========      ========      ===============         ========



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                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                   NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1999



                                       HISTORICAL
                                        ACKERLEY      HISTORICAL   HISTORICAL      HISTORICAL      PRO FORMA          PRO FORMA
                                          GROUP         FLORIDA       WOKR           AIRPORT       ADJUSTMENTS      ACKERLEY GROUP
                                        ---------      ---------    ---------      ---------     ------------      ----------------
                                                                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Net revenue ........................    $ 195,166      $  19,050    $   3,898      $      --     $         --      $        180,014
Operating expenses .................      161,520         12,036        2,552             --               --               152,036
Restructuring expenses .............        1,108             --           --             --               --                 1,108
Depreciation and
   amortization expenses ...........       19,584          1,483        1,136             --            1,064 (c)            20,301

Gain on disposition of assets ......      (29,055)            --           --         (1,626)              --               (27,429)
Other non-cash expenses ............          544             --           --             --               --                   544
Interest expense ...................       26,497             --           --             --          (13,483)(d)            13,014
                                        ---------      ---------    ---------      ---------     ------------      ----------------
      Total expenses ...............    $ 180,198      $  13,519    $   3,688      $  (1,626)    $    (12,419)     $        159,514
                                        ---------      ---------    ---------      ---------     ------------      ----------------
Income (loss) before income taxes
  and extraordinary item ...........       14,968          5,531          210          1,626           12,419                20,440
Income tax (benefit) expenses ......        5,687          2,102           95 (e)        618            4,719 (e)             7,781
                                        ---------      ---------    ---------      ---------     ------------      ----------------
Income (loss) before
   extraordinary item ..............        9,281          3,429          115          1,008            7,700                12,659

Extraordinary item .................       (1,373)            --           --             --               --                (1,373)
                                        ---------      ---------    ---------      ---------     ------------      ----------------
Net income (loss) applicable
   to common shares ................    $   7,908      $   3,429    $     115      $   1,008     $      7,700      $         11,286
                                        =========      =========    =========      =========     ============      ================

Per common share:
   Income (loss) before
      extraordinary item ...........    $    0.29      $    0.11    $      --      $    0.03     $       0.24      $           0.39
   Extraordinary item ..............        (0.04)            --           --             --               --                 (0.04)
                                        ---------      ---------    ---------      ---------     ------------      ----------------
Net income (loss) ..................    $    0.25      $    0.11           --      $    0.03     $       0.24      $           0.35
                                        =========      =========    =========      =========     ============      ================
Per common share - assuming
   dilution:
   Income (loss) before
      extraordinary item ...........    $    0.29      $    0.11    $      --      $    0.03     $       0.24      $           0.39
   Extraordinary item ..............        (0.05)            --           --             --               --                 (0.05)
                                        ---------      ---------    ---------      ---------     ------------      ----------------
Net income (loss) ..................    $    0.24      $    0.11    $      --      $    0.03     $       0.24      $           0.34
                                        =========      =========    =========      =========     ============      ================


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






                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998



                                       HISTORICAL
                                         ACKERLEY     HISTORICAL       HISTORICAL    HISTORICAL        PRO FORMA       PRO FORMA
                                          GROUP         FLORIDA           WOKR         AIRPORT        ADJUSTMENTS    ACKERLEY GROUP
                                        ---------       ---------      ---------      ---------       ------------   --------------
                                                                     (IN THOUSANDS, EXCEPT PER-SHARE AMOUNTS)
Net revenue ......................      $ 256,651       $  25,528      $  18,291      $  16,204       $        ---      $ 233,210
Operating expenses ...............        209,030          14,446         10,364         14,851                ---        190,192
Depreciation and amortization
   expenses ......................         16,574           1,660          4,658            921              3,219 (c)     21,870
Gain on disposition of assets ....        (33,524)            ---            ---        (33,651)               ---            127
Other non-cash expenses ..........            452             ---            ---            ---                ---            452
Interest expense .................         25,109             ---            ---            ---            (11,321)(d)     13,788
                                        ---------       ---------      ---------      ---------       ------------      ---------
      Total expenses .............      $ 217,641       $  16,106      $  15,022      $ (17,879)      $     (8,102)     $ 226,429
                                        ---------       ---------      ---------      ---------       ------------      ---------

Income (loss) before income taxes
  and extraordinary item .........         39,010           9,422          3,269         34,083              8,102          6,781
Income tax (benefit) expense .....         15,487           3,580 (e)      1,351 (e)     12,952 (e)          3,079 (e)      3,445
                                        ---------       ---------      ---------      ---------       ------------      ---------
Income (loss) before extraordinary         23,523           5,842          1,918         21,131              5,023          3,336
   item
Extraordinary item ...............         (4,346)            ---            ---            ---                ---         (4,346)
                                        ---------       ---------      ---------      ---------       ------------      ---------
Net income (loss) applicable to ..      $  19,177       $   5,842      $   1,918      $  21,131       $      5,023      $  (1,010)
                                        =========       =========      =========      =========       ============      =========
   common shares
Per common share:
   Income (loss) before ..........      $    0.75       $    0.18      $    0.06      $    0.67       $       0.16      $    0.11
      extraordinary item
   Extraordinary item ............          (0.14)            ---            ---            ---                ---          (0.14)
                                                        ---------      ---------      ---------       ------------      ---------
Net income (loss) ................      $    0.61       $    0.18      $    0.06      $    0.67       $       0.16      $   (0.03)
                                        =========       =========      =========      =========       ============      =========
Per common share - assuming
   dilution:
   Income (loss) before ..........      $    0.74       $    0.18      $    0.06      $    0.66       $       0.16      $    0.11
      extraordinary item
   Extraordinary item ............          (0.14)            ---            ---            ---                ---          (0.14)
                                        ---------       ---------      ---------      ---------       ------------      ---------
Net income (loss) ................      $    0.60       $    0.18      $    0.06      $    0.66       $       0.16      $   (0.03)
                                        =========       =========      =========      =========       ============      =========

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                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


        The accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements consist of the consolidated historical financial statements of the Company and WOKR(TV), less the historical financial statements of Florida and Airport, adjusted for certain pro forma adjustments, as described below:

        (a) Balance sheet adjustments give effect to the elimination of the historical net assets of Florida not sold by the Company.

        (b) Reflects cash and repayments of bank borrowings with proceeds from the sale of Florida.

        (c) Represents the change in depreciation and amortization based on the estimated allocation of the purchase price of WOKR(TV) to tangible and intangible assets. The estimated useful lives of the assets acquired are as follows:


               Building and improvements................  25 years
               Broadcase equipment......................  10 years
               Other equipment..........................   7 years
               Intangible assets........................  15 years

        (d) Represents the change in interest expense, assuming cash proceeds of $300.0 million from the sale of Florida and $42.9 million from the sale of Airport are applied to the reduction of the Company's bank borrowings and the purchase of WOKR(TV) for $128.2 million is financed from bank borrowings. The impact on interest expense is based on the Company's historical annual interest rate on bank borrowings and the Company's historical annual interest rate earned on the investment of its excess cash.

        (e) Represents income tax expense based on the Company's estimated statutory income tax rate.


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

Exhibits.


            (10.1) Asset Purchase Agreement dated as of November 10, 1999 between AK Media Group, Inc. and Eller Media Company.*

            (10.2) Amendment No. One to Asset Purchase Agreement dated as of December 28, 1999 between AK Media Group, Inc., AK
                        Florida, Inc. and Eller Media Company.*

            (99)        Press Release dated January 6, 2000 issued by The
                        Ackerley Group, Inc. to announce the completion of the sale of AK Media/Florida.*

            --------------------
            *  Previously filed.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: March 20, 2000

                                          THE ACKERLEY GROUP, INC.



                                          By:/s/ Keith W. Ritzmann
                                             -----------------------------------
                                               Keith W. Ritzmann
                                               Senior Vice President and Chief
                                                  Technology Officer, Assistant
                                                  Secretary and Controller


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